UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2016


                          Red Giant Entertainment, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-53310                 98-0471928
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

 614 E. Hwy 50, Suite 235, Clermont, FL                            34711
(Address of principal executive offices)                        (Zip Code)

                                 (877) 904-7334
           (Issuer's telephone/facsimile numbers, including area code)

                                 Not Applicable
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17CFR240.13e-4(c))
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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous Independent Auditors:

     (i) On or about October 19, 2016, the Company dismissed D'Arelli Pruzansky, P.A. ("Former Accountant") as its certifying accountant. On or about November 10, 2016, the Company engaged Fruci & Associates II, PLLC (the "New Accountant"), as its registered independent public accounting firm. The Company's Board of Directors approved the engagement of the New Accountant.

     (ii) The Former Accountant's audit reports on the financial statements of the Company for the fiscal year ended August 31, 2014 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal year ended August 31, 2014 contained an uncertainty about the Company's ability to continue as a going concern.

     (iii) Because the Company has no standing audit committee the Company's full Board of Directors participated in and approved the decision to change independent accountants.

     (iv) In connection with its review of financial statements through August 31, 2014, and for the subsequent periods through November 10, 2016, there have been no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused it to make reference thereto in its reports on the financial statements for such periods.

     (v) During the fiscal year ended August 31, 2014, and through the interim period ended November 10, 2016, there were the following "reportable events" (as such term is defined in Item 304 of Regulation S-K). As disclosed in Part I,
Item 4 of the Company's Form 10-Q/A for the quarterly period ended May 31, 2015, the Company's management determined that the Company's internal controls over financial reporting were not effective as of the end of such period due to the existence of material weaknesses related to the following:

     * We do not have an audit committee or any other governing body to oversee management.
     * Documentation of proper accounting procedures is not present and fundamental and fundamental elements of an effective control environment were not present as of May 31, 2015, including formalized monitoring procedures.
     * While we now have five officers, there is still no segregation of duties with respect to internal controls, no management oversight, and no additional persons reviewing control documentation, and no control documentation is being produced at this time.

These material weaknesses have not been remediated as of the date of this Current Report on Form 8-K.

     (vi) On November 14, 2016, the Company requested that the Former Accountant furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. Company provided the Former Accountant with its disclosures in the Current Report on Form 8-K disclosing the resignation of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant's response is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Auditors:

     On November 10, 2016, the Company engaged Fruci & Associates II, PLLC, as its registered independent public accounting firm. The independent accountant was engaged to audit the Company's financial statements for the fiscal years ended August 31, 2015 and August 31, 2016. During the two most recent fiscal years and the interim periods preceding the engagement, the Company has not consulted Fruci & Associates II, PLLC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed,

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or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement as that term is used in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as that term is used in Item 304(a)(1)(v) and the related instructions to Item 304 of Regulation S-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                       Description
-----------                       -----------

Exhibit 16.1        Letter to SEC from D'Arelli Pruzansky, P.A.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Red Giant Entertainment, Inc.


Dated: November 15, 2016           /s/ Benny R. Powell
                                   --------------------------------------------
                                   By:   Benny R. Powell
                                   Its:  Chief Executive Officer, President,
                                         Chief Financial Officer, and Secretary

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